UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

Repligen Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry Into a Material Definitive Agreement.

On May 11, 2016, Repligen Corporation (the “Company”) approved a form of indemnification agreement (the “Indemnification Agreement”) and authorized the Company to enter into an Indemnification Agreement with each of its current directors and executive officers (each, an “Indemnitee”).

The form of Indemnification Agreement clarifies and supplements indemnification provisions already contained in the Company’s Certificate of Incorporation, Bylaws and Delaware law. Each Indemnification Agreement provides that the Company will indemnify the respective Indemnitee to the maximum extent permitted by Delaware law against all judgments, fines, penalties, excise taxes and amounts paid in settlement and all expenses actually and reasonably incurred by the Indemnitee or on his or her respective behalf in connection with a proceeding. Each Indemnitee is not entitled to indemnification if it is established that one of the exclusions to indemnification, set forth in each Indemnification Agreement, exists.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Indemnification Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 11, 2016. Proxies were solicited pursuant to the Company’s proxy statement filed on April 11, 2016, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended.

The number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 33,097,903. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 30,806,385, representing 93.07% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect the Company’s Board of Directors, (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 and (iii) to vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers.

The voting results reported below are final.

Proposal 1 – Election of the Board of Directors

Nicolas M. Barthelemy, Glenn L. Cooper, John G. Cox, Karen A. Dawes, Glenn P. Muir, Thomas F. Ryan, Jr. and Tony J. Hunt were duly elected as the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON-VOTES
Nicolas M. Barthelemy	26,213,056	99.62%	99,418	0.38%	4,493,911
Glenn L. Cooper	26,213,841	99.63%	98,633	0.37%	4,493,911
John G. Cox	26,212,691	99.62%	99,783	0.38%	4,493,911
Karen A. Dawes	25,597,025	97.28%	715,449	2.72%	4,493,911
Glenn P. Muir	26,237,149	99.71%	75,325	0.29%	4,493,911
Thomas F. Ryan, Jr.	26,122,821	99.28%	189,653	0.72%	4,493,911
Tony J. Hunt	26,215,192	99.63%	97,282	0.37%	4,493,911

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	30,581,782	195,028	29,575
PERCENTAGE OF VOTED	99.27%	0.63%	0.09%

Proposal 3 – Advisory Vote on Compensation of the Named Executive Officers

The compensation paid to the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	25,671,399	599,866	41,209	4,493,911
PERCENTAGE OF VOTED	97.56%	2.27%	0.15%

Proposal 4 – Act Upon Other Matters Which may Properly Come Before the Meeting

The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	6,943,513	23,644,795	218,077
PERCENTAGE OF VOTED	22.53%	76.75%	0.70%

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: May 12, 2016	By:	/s/ Tony J. Hunt
Tony J. Hunt
President and Chief Executive Officer

EXHIBIT INDEX

No.	Exhibit

10.1	Form of Indemnification Agreement.